UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2014

Item 1. Report to Stockholders.

FPA International Value Fund

Annual Report

December 31, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the fourth quarter of 2014, the Fund declined 3.41% (in US currency), compared to the MSCI All Country World Index's (ex-US) (Net) (the "Index") decrease of 3.87%. This brought the year-to-date performance to a negative 9.19% vs. a 3.37% loss for the Index. Importantly, the Fund has appreciated by an annualized 10.06% since inception on December 1, 2011, vs. 8.35% for the Index. Over this period, our average cash exposure has been in excess of 35%.

Leaning into it

While the Fund modestly outperformed the Index during the past three months, much of the dynamics highlighted in our last quarterly commentary continued to negatively impact short-term performance.

Remember that by late June, following a particularly strong first quarter for the Fund (and annualized return from inception of about 19%), cash exposure had hit an all-time high of more than 40%, and the weighted average discount to intrinsic value of our holdings was in the mid-20%, one of its lowest levels since inception, as we sold out of investments that no longer offered enough margin of safety. This, along with our lack of exposure to specific geographies and sectors that happened to perform well during that short period, caused the Fund to lag during the second quarter despite its positive returns. Our philosophy is to sell out of positions as the discounts to intrinsic value unwind and hold cash in the absence of compelling alternative investment opportunities. We may miss out on further paper gains as a result, but we don't think of such gains as wealth creation.

The Index peaked in early July and subsequently declined about 15% up through year-end. What we saw during the third quarter was an attractive opportunity to "re-load" the portfolio. Not only did prices generally correct, but specific geographies and sectors also seemed to become "toxic" for many investors. We saw true price dislocation (with individual names down by 30 to 50%), along with higher dispersion, which often creates genuine opportunities for bottom-up, long-term value investors. The new "investment non grata" list included Europe, with a revival of the deflationary demons; emerging markets, with the end of the decoupling story; and with that, luxury goods to a degree; mining, in Australia in particular; and more recently, commodities in general, along with many of the associated currencies. The corollary to all this was our purchasing power, denominated in the US dollar, increased substantially. Some individual companies appeared unreasonably cheap in view of their fundamentals, while the less discounted "stuff," with more capital at play and fewer "places to go," became even less attractive. Despite the likely negative impact on short-term performance, we took advantage of the opportunity to invest and re-deploy more than 25% of the Fund's assets. Given our size and concentrated approach, it only took a few new investments, and limited time, to accomplish that.

The impact of these decisions was reflected in the Fund's third quarter return, as we under-performed the Index again (-8.70% vs. -5.27% for the Index), although this time in a down market driven by the strong depreciation of the euro and the British pound against the US dollar (many of our holdings are based in Europe), and the continued decline in the share prices of the new portfolio additions. As these stocks have fallen further and their discounts to intrinsic value widened, we have "leaned into it", and continued to add to the positions. At the end of the quarter, the Fund was about 74% invested (about 70% at September 30, 2014). With that, and the continued appreciation of the US dollar (against the euro, the British pound, and also the Australian dollar), the Fund's return, while better than the Index, remained under pressure in the fourth quarter. Most importantly, even though the markets overall haven't yet corrected significantly from their highs, and while we retain superior historical performance relative to the Index, we now have a compelling portfolio of holdings with a weighted average discount to intrinsic value of about 35%.

Quality cyclical

On several occasions in past commentaries, we highlighted that we expected to under-perform at times, and to experience volatility, as we lean into declining share prices to invest in high quality businesses which we believe are temporarily discounted by the market. This can happen because of more macro, top down concerns, temporary business disruptions, as well as because of a cyclical downturn in activity.

We typically do not shy away from quality businesses simply because of their cyclical nature. We find that many cyclical businesses present compelling structural characteristics that make them sustainable and allow them to generate attractive returns through the cycle. Good cyclical businesses tend to get stronger, and to be presented with opportunities to deploy capital in a value creative manner, as their industry goes through difficult times. Cyclical markets also typically force greater discipline upon management and tend to foster strong operational talents. Last but not least, they typically trade at significant discounts to intrinsic value as they go through the downturns.

We've been successful in the past investing in cyclical businesses, the likes of Taiwan Semiconductor, Daimler, LSL, Senior, or even Swatch, and are comfortable taking advantage of similar opportunities in the current environment. In the short-term, it means we could experience some weaker performance. The same way we don't equate short term paper gains on fully valued companies to wealth creation however, we do not equate paper losses on discounted companies to permanent capital destruction. It requires a long-term view, rigor, stamina, and patience, but in the end, we believe we will reap the rewards of this investment discipline. As we have done several times in the past, we encourage shareholders to evaluate the Fund's returns over the medium to long-term, rather than over just a few months.

On an absolute basis, our worst performing holding in the quarter was Fenner, which was down 34.59% (in US currency) in the period. The company is one we had been following for a long time and one of the new positions we built during the third quarter, following a correction in its share price of more than 35% from the beginning of the year, most likely due to the group's primary end-market exposure. Based in the UK, Fenner is the world's leading manufacturer of conveyor belts. As such, the business is heavily exposed to mining, in particular in the US and in Australia. In addition, the company is involved in a variety of generally high quality but niche businesses, with one third of revenue related to oil & gas (O&G) production and petrochemical activity. While their operating performance is strong and has yet to be impacted, Fenner's share price fell further, along with most O&G related companies, due to the sharp, unexpected fall in oil prices.

Our focus is different from that of capital markets. Fenner dominates the global conveyor-belt market. While product and manufacturing quality are important, this is essentially an aftermarket business, where service is critical. Conveyor belts typically account for a small percentage of the operating costs of a mine, yet are a key driver of performance, and carry a high cost of failure. Activity levels have stabilized in value terms across markets, despite the prolonged mining downturn and an unusual combination of disrupting events (geopolitical and monetary crisis in Russia, Ebola scare in Africa, economic challenges in Europe). Costs are largely variable, while management is strong and operationally driven. They are focused on extracting efficiencies through the downturn and ahead of a likely negative impact from lower oil prices. Current business conditions make it more difficult for new entrants to try and gain share and for smaller players to survive. The group had recently come out of a significant investment cycle, so asset quality is high, and maintenance requirements limited, which means cash generation is likely to be high going forward. Two-thirds of the non-belt business is also unrelated to O&G, and performing well. Despite negative currency effects, the balance sheet is solid, with a net debt to EBITDA1

1  EBITDA (Earnings before Interest Tax Depreciation and Amortization ) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

ratio of less than 1.5. Falling oil prices could present Fenner with attractive investment opportunities. They have the resources, and the financial discipline, to take advantage of these opportunities to create value.

With that, the sharp and sudden drop in oil prices (Brent has fallen by close to 60% since June) has added to the valuation gap. It's putting pressure on markets to react, without much time or ability to assess the actual impact on fundamentals and intrinsic values, which translates into broad, undifferentiated selling. In this "run for cover," good businesses find themselves unfairly punished, thus creating opportunities to invest at significant discounts to intrinsic values. As a result, Fenner is now trading at 7x FY08/16 earnings, 1x book value, less than 1x sales, 6x EBITA2, offers a 10% free cash flow yield, and a 7% dividend yield. Yet, it has solid businesses at a low point in the cycle, good management, and a clean balance sheet. With that, we've taken advantage of continued weakness in the company's share price to build a large position, and remain buyers at current valuation levels.

One of our other holdings, Fugro, negatively impacted the Fund's return for the year by 4.77%. While we discussed the holding in our last letter, we wanted to revisit our assessment of the company. Based in Holland, Fugro is a leading global provider of geotechnical and geophysical analyses, primarily for oil and gas projects, with meaningful exposure to offshore and pre-investment decision activity. The sharp decline in oil prices has, and will likely continue to, put negative pressure on the company's results. It has also caused some permanent asset impairment. Longer-term, we expect market conditions to improve as depleting oil fields will ultimately need to be replaced. In the interim, management is taking actions to adjust its cost base, reduce capex, and manage the balance sheet through the downturn. While we have had to revise our estimation of intrinsic value to factor-in these recent developments, the dramatic drop in share price caused the discount to even our lowered assessment of intrinsic value to increase further, and we have added to the position accordingly.

Our best performing reported holding in the quarter was Christian Dior, which was up 17.28% (in US currency) in the period. We had built a position in the stock in the previous period, after the shares suffered significant decline on the back of fears of slower economic growth across emerging markets, and anti-gifting policies in China. Based in France, Christian Dior is the owner of fashion house Christian Dior Couture, and the controlling company of world leading luxury group LVMH, with a 41% stake. In turn, the Arnault family group controls 71% of the Christian Dior's capital. Mr. Arnault is the CEO of LVMH. The group owns some of the world's most renowned luxury brands, such as Louis Vuitton, across several sectors, including fashion, perfumes, watches, and jewelry, as well as strong specialized retail franchises, like Sephora. LVMH is well diversified with activities across multiple geographies. It has averaged annualized organic growth of 7 to 11% across segments in the past 10 to 15 years, and both operating profit margins and operational returns on capital employed in excess of 20% (with margins above 30% in fashion and perfumes). The company has generally been well-managed from an operational standpoint and has deployed capital in a reasonably sensible manner overall. The balance sheet is effectively free of debt. Along with some of its luxury peers, LVMH belongs to this group of well-run, financially robust, high quality companies that we have followed for many years, and which we seek to invest in when temporary business disruption or macro-economic concerns cause their share prices to fall significantly below intrinsic value. Despite the recent run-up, we still view Christian Dior as attractively priced and will maintain a position in the company, as long as it provides an appropriate margin of safety3.

2  EBITA (Earnings before interest, taxes and amortization) is a financial indicator used widely as a measure of efficiency and profitability.

3  Margin of safety — Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Portfolio activity

In our previous quarterly commentary, we mentioned we had constructed a meaningful pipeline of next best opportunities that were within 10% of our buy range, and that we were reviewing to possibly add to the portfolio. Unfortunately, almost all of these names have bounced back strongly since October, and thus no longer offer enough of a margin of safety for us to invest. They included a handful of UK firms that have rallied 20-30% since October, a Swiss manufacturing group now up close to 20%, and a small German retailer up close to 15% (all in US currency).

While it is personally quite frustrating to see how these names have performed, in particular relative to the portfolio, we need to remain disciplined and consistent in our approach, perform the proper research and valuation work, and prioritize new ideas based on estimated discounts to intrinsic value. We also do not think that these past efforts were in vain. Our approach is to continue to monitor these businesses, and wait patiently for the stocks to trade at the proper discounts. In the long run, we trust that we will be presented with other opportunities to invest in these businesses.

We did not add any positions to the portfolio this quarter, although we continued to build on some of our existing positions as prices came down, and to reallocate assets away from positions with lesser upside, towards positions offering the greater discounts to intrinsic values. We also sold our shares in French luxury good company Hermes, which we received as part of a distribution related to our investment in Christian Dior. While we find Hermes to be a high-quality business, we do not think current valuations offer an appropriate margin of safety for us to hold the stock.

Portfolio profile

The overall profile of the portfolio remained largely unchanged from last quarter. Consistent with our investment philosophy, it remains relatively concentrated with less than 30 holdings, and the top 10 accounting for more than 40% of the Fund. While the weighted average market capitalization is in excess of $15 billion, the majority of assets are now invested in companies with market capitalizations of less than $3 billion. This is only a reflection of where we find compelling opportunities, since our approach is agnostic to size, as it is to geography. We look at anything with a free float north of $100 million, and typically north of $300 million in market capitalization. Current holdings range from $400 million to in excess of $100 billion.

The main geographic features of the portfolio are broadly similar to what they were at September 30. While we are invested in companies based in emerging markets, both Asia and Latin America, our holdings are primarily European. We also have notable exposure to businesses located in the Pacific Basin. We find that where companies are domiciled is of limited relevance, however. Many of our holdings are sizeable enough to operate globally, which means they often generate a significant portion of their free cash flows outside their home countries. What matters to us is where free cash flow is generated, and therefore business value created, along with the risks associated with this value creation.

We still have no exposure to companies based in Japan, where we find that management teams typically lack the financial discipline we look for, and where we think valuations remain unattractive. We also remain little exposed to companies based in emerging markets. While we reviewed several Brazilian firms whose share prices had declined significantly in the recent months, they have so far failed to either pass our business quality test, or to meet our discount threshold. In general, we find that while growth expectations have come down, and may be under-estimated longer term, valuations of high quality companies remain elevated in many developing countries. Where we see more compelling discounts to intrinsic value, and prefer to invest, is in Western based entities that happen to have exposure to these economies. In addition, we continue to monitor these markets for potential significant price dislocation, as we believe that despite significant short-term risks, they often offer attractive opportunities in the long run.

From a sector standpoint, we still have no exposure to banks. We find that these businesses often don't lend themselves well to research and appraisal, and tend to generate low returns, despite high levels of financial leverage. Furthermore, we've argued that their business model may be structurally impaired by increased regulatory pressure. Exposure to Industrials has gone up, as we now have more meaningful investments in sectors like mining, or O&G to a lesser degree, where we've seen some dramatic price dislocations. Beyond that, the Fund is relatively diversified, although naturally geared toward businesses that are highly cash generative and less capital intensive. These include service type businesses, robust industrials, and consumer goods companies. Our exposure to technology remains broadly the same, and simply reflects the strong fundamentals of the underlying businesses, rather than any calls on technological developments or market cycles. In general, we find that technology-driven companies are difficult to value, as we typically struggle to assess the long-term sustainability of their business models.

Positive long-term prospect

In general terms, our perception of the overall macro framework also remains broadly unchanged. We continue to see positive developments in the US but increased uncertainties in Europe. We remain concerned with high levels of financial leverage, in particular sovereign debt, weak financial institutions, most notably in Europe, imbalances in developing countries, specifically in China, the likelihood of tax increases, the threat of rampant inflation or currency disruptions driven by fiscal and monetary policies, and the continued rise in the size, scope, and cost of the government in many countries. We think it is too early to draw conclusions from the recent dramatic developments in the oil market, but we are looking more closely at the potential implications of sustained lower prices going forward across various businesses.

More importantly, we see potential compelling prospects for our investment strategy, as volatility increases across markets, and negative sentiments severely impact specific sectors or geographies. It appears as though we're heading into even more tumultuous political and economic times. While challenging, such periods can mean extreme volatility, and thus present us with unique bargains. Sharp moves like what we saw with oil prices or the Swiss franc, sound like remnants of another age (of suspenders and tennis lines), but they still happen, and they're generally our friends. They tend to drive panic moves in the markets, with undifferentiated top-down selling, which is quite favorable to our way of investing. Such periods often coincide with our investment style being out of favor, as it has been for the past few months now. We also think that our portfolio remains relatively well-positioned to weather the cycle, while at the same time offering a compelling discount to intrinsic value, and we continue to hold a significant amount of cash. This will allow us to take advantage of possible future suppressed liquidity, and extreme price dislocations.

To be clear, we are still seeing many excesses in capital markets, and we aren't making an argument that valuations have become attractive across the board, quite the opposite. In fact, we are regularly struck by some of the things that come across our desks. We saw recently that a four-year old company providing shared office space largely to start-ups, had been valued $5 billion in a recent round of funding. This company is said to generate $150 million in revenue (on December 2014 annualized numbers), and no free cash flow. In contrast, UK-based shared office company Regus, which generated profits of a similar amount in 2013, has a market cap of less than $3 billion. Closer to "home," on a recent research trip throughout Asia, we were once again shocked by the number of oversized construction projects still being undertaken in the region, in particular in Thailand and Malaysia. We were also puzzled to see how much US dollar deposits have increased with local banks (Singaporean for the most part), and how much of that money is channeled into housing as well as Chinese trade loans. Money continues to be abundant (with world debt hitting new records), thus creating imbalances that will eventually have to correct. We are not market strategists, and we have no ability to call the market cycle. As bottom-up investors, however, we strive to identify the individual companies that have come to be attractively priced on an absolute basis.

Investment approach

Our focus is on competitively advantaged businesses, with solid balance sheets and strong cash flow generation profiles, run by management teams that both operate the business well and deploy capital in a value creative manner, whose stocks we can purchase at significant discounts to our estimates of intrinsic value.

As always, we thank you for your confidence and look forward to continue serving your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
President
January 15, 2015

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2014

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 14 and 17. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

December 31, 2014
(Unaudited)

Common Stocks		72.1%
Business Services	29.4%
Consumer Non-Durables	14.9%
Industrial Products	12.2%
Technology	4.7%
Human Resources	3.5%
Health Care	2.8%
Basic Materials	1.7%
Trading & Distribution	1.3%
Other Common Stocks	1.6%
Short-Term Investments		26.7%
Other Assets Less Liabilities, net		1.2%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended December 31, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Adidas AG	132,500
ALS Ltd (1)	5,049,347
Christian Dior S.A. (1)	46,800
Fenner	5,301,972
Fugro NV	463,203
Hypermarcas S.A. (1)	2,061,700
KSB AG Vorzug (1)	28,416
LSL Property Services plc	3,253,872
Prada Sp.A. (1)	2,546,700
Sulzer AG (1)	149,600
TNT Express NV	2,046,818
NET SALES
Common Stocks
Accenture plc CL A	70,900
Aggreko plc	547,286
Atea ASA	1,543,072
Brambles Limited	723,789
Danone S.A.	136,000
Diageo plc	330,883
G.U.D. Holdings Ltd.	2,667,048
G4S plc	3,989,324
Incitec Pivot Limited	6,827,364
Michael Page International plc	1,133,045
SAP AG	254,036
Taiwan Semiconductor MFG LTD	249,300

(1) Indicates new commitment to portfolio

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014

COMMON STOCKS	Shares	Fair Value
BUSINESS SERVICES — 29.4%
ALS Ltd (Australia)	5,049,347	$22,139,367
Aggreko plc (Great Britain)	685,886	16,077,031
Brambles Ltd (Australia)	739,827	6,421,254
Fugro NV (Netherlands)	993,403	20,746,824
G4S plc (Great Britain)	2,320,827	10,051,734
LSL Property Services plc (Great Britain)	6,326,574	29,382,508
Publicis Groupe (France)	88,468	6,384,240
Sodexo (France)	53,258	5,237,216
TNT Express NV (Netherlands)	3,155,418	21,155,815
		$137,595,989
CONSUMER NON-DURABLES — 14.9%
ADIDAS AG (Germany)	262,500	$18,301,552
Christian Dior S.A. (France)	46,800	8,092,141
Danone (France)	225,361	14,847,797
Diageo plc (Great Britain)	492,879	14,199,302
Prada S.p.A. (Hong Kong)	2,546,700	14,433,677
		$69,874,469
INDUSTRIAL PRODUCTS — 12.2%
Fenner PLC (Great Britain)	5,907,572	$19,910,290
G.U.D. Holdings Limited (Australia)	640,991	3,789,218
KSB AG Vorzug (Germany)	28,416	14,516,655
Senior plc (Great Britain)	341,901	1,615,619
Sulzer AG (Germany)	149,600	15,950,113
Vesuvius plc (Great Britain)	165,614	1,151,680
		$56,933,575
TECHNOLOGY — 4.7%
Accenture plc CL A (Ireland)	29,100	$2,598,921
SAP AG (Germany)	242,794	17,115,666
Taiwan Semiconductor MFG LTD (ADR) (Taiwan)	110,700	2,477,466
		$22,192,053
HUMAN RESOURCES — 3.5%
Michael Page International plc (Great Britain)	2,573,035	$16,517,598
HEALTH CARE — 2.8%
Hypermarcas S.A. (Brazil)	2,061,700	$12,916,757
BASIC MATERIALS — 1.7%
Incitec Pivot Limited (Australia)	3,018,371	$7,861,649

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
TRADING & DISTRIBUTION — 1.3%
Atea ASA (Norway)	587,998	$6,083,192
OTHER COMMON STOCKS — 1.6%		$7,469,517
TOTAL COMMON STOCKS — 72.1% (Cost $392,888,016)		$337,444,799
SHORT-TERM INVESTMENTS — 26.7% (Cost $124,977,000)
State Street Bank Repurchase Agreement — 0% 01/02/15 (Dated 12/31/2014, repurchase price $124,977,000, collateralized by $124,977,000 principal amount U.S. Treasury Notes — 2.125% 2021, fair value $127,477,150)	$124,977,000	$124,977,000
TOTAL INVESTMENTS — 98.8% (Cost $517,865,016)		$462,421,799
Other assets less liabilities, net — 1.2%		5,579,011
TOTAL NET ASSETS — 100.0%		$468,000,810

*  Non-income producing securities

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not been publicly disclosed.

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $392,888,016)	$337,444,799
Short-term investments — at amortized cost (maturities 60 days or less) Repurchase agreement	124,977,000	$462,421,799
Cash		383
Receivable for:
Forward foreign currency contracts	$7,645,941
Investment securities sold	7,292,225
Capital stock sold	1,174,345	16,112,511
		$478,534,693
LIABILITIES
Payable for:
Capital stock repurchased	$6,205,789
Investment securities purchased	3,835,103
Advisory fees and financial services	473,605
Accrued expenses and other liabilities	19,386	10,533,883
NET ASSETS		$468,000,810
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — no par value; unlimited authorized shares; 36,359,732 outstanding shares		$520,373,818
Undistributed net realized gain (loss) on investments		(5,272,770)
Undistributed net investment income		697,038
Unrealized depreciation of investments and forward contracts		(47,797,276)
NET ASSETS		$468,000,810
NET ASSET VALUE
Offering and redemption price per share		$12.87

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS

December 31, 2014

INVESTMENT INCOME
Dividends		$12,860,115
Interest		19,631
		$12,879,746
EXPENSES:
Advisory fees	$5,100,640
Financial services	510,064
Transfer agent fees and expenses	259,485
Registration fees	147,083
Custodian fees and expenses	80,465
Directors fees and expenses	77,700
Reports to shareholders	48,787
Audit & tax services	34,160
Legal fees	28,851
Other fees and expenses	6,529	6,293,763
Net investment income		$6,585,983
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
Investment securities	$(5,003,266)
Forward foreign currency contracts	(318,663)
Net realized loss on investments and foreign currency transactons		$(5,321,929)
Change in unrealized appreciation of investments:
Investment securities	$(69,446,285)
Forward foreign currency contracts	7,645,941
Change in unrealized appreciation of investments and foreign currency translation		(61,800,344)
Net realized and unrealized loss on investments and foreign currency		$(67,122,273)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(60,536,290)

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31, 2014		December 31, 2013
CHANGE IN NET ASSETS
Operations:
Net investment income	$6,585,983		$1,071,294
Net realized gain (loss) on investments and foreign currency transactions	(5,321,929)		7,914,373
Change in unrealized appreciation of investments and foreign currency translation	(61,800,344)		12,006,081
Change in net assets resulting from operations		$(60,536,290)		$20,991,748
Distributions to shareholders from:
Net investment income	$(6,420,698)		$(325,299)
Net realized capital gains	(4,468,595)	(10,889,293)	(3,839,971)	(4,165,270)
Capital Stock transactions:
Proceeds from Capital Stock sold	$464,155,793		$237,184,650
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	9,846,630		3,835,474
Cost of Capital Stock repurchased*	(222,769,025)	251,233,398	(11,061,094)	229,959,030
Total change in net assets		$179,807,815		$246,785,508
NET ASSETS
Beginning of year		288,192,995		41,407,487
End of year		$468,000,810		$288,192,995
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		32,394,375		17,175,090
Shares issued to shareholders upon reinvestment of dividends and distributions		707,408		280,444
Shares of Capital Stock repurchased		(16,688,014)		(811,041)
Change in Capital Stock outstanding		16,413,769		16,644,493

*  Net of redemption fees of $39,135 and $119,048 collected for the years ended December 31, 2014 and December 31, 2013, respectively

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December 31			For the Period December 1, 2011
	2014	2013	2012	to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$14.45	$12.54	$10.11	$10.00
Income from investment operations:
Net investment income	$0.14	$0.10	$0.01	—	*
Net realized and unrealized gain (loss) on investment securities and foreign currency	(1.45)	2.13	2.41	$0.11
Total from investment operations	$(1.31)	$2.23	$2.42	$0.11
Less distributions:
Dividends from net investment income	$(0.16)	$(0.09)	—	—
Dividends from net realized capital gains	(0.11)	(0.23)	—	—
	$(0.27)	$(0.32)	—	—
Redemption fees	— *	— *	$0.01	—
Net asset value at end of period	$12.87	$14.45	$12.54	$10.11
Total investment return**	(9.19)%	18.00%	24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period (in 000s)	$468,001	$288,193	$41,407	$1,419
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.22%	1.26%	4.14%	16.64	%†
After reimbursement from Adviser	1.22%	1.26%	1.35%	1.35	%†
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	1.28%	0.76%	(2.34)%	(15.90	)%†
After reimbursement from Adviser	1.28%	0.76%	0.45%	(0.61	)%†
Portfolio turnover rate	84%	44%	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized

†  Annualized

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of currency forwards is included in Note 7.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases and sales of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $502,845,257 and $277,508,583, respectively, for the year ended December 31, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2014 were as follows:

Undistributed Ordinary Income	$8,342,979
Undistributed Net Realized Gains	—

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the years ended December 31, 2014 and 2013 were as follows:

	December 31, 2014	December 31, 2013
Dividends from Ordinary Income	$9,480,200	$2,640,965
Distributions from Long-term Capital Gains	$1,409,093	$1,524,305

The cost of investment securities held at December 31, 2014, was $394,908,379 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2014, for federal income tax purposes was $6,544,582 and $64,008,162, respectively resulting in net unrealized depreciation of $57,463,580. As of and during the year ended December 31, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

As of December 31, 2014, the Fund has accumulated capital losses of $3,252,407 which can be carried forward indefinitely.

During the year ended December 31, 2014, in order to align book and tax reporting, the Fund reclassified $318,663 from undistributed net realized gains to undistributed net investment income for currency losses.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015.

For the year ended December 31, 2014, the Fund paid aggregate fees of $76,826 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2014, the Fund collected $39,135 in redemption fees. The impact of these fees was less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers,

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward currency rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2014:

Investments	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$337,444,799	—	—	$337,444,799
Forward Foreign Currency Contracts:
Receivable	—	$7,645,941	—	7,645,941
Short-Term Investments(2)	—	124,977,000	—	124,977,000
	$337,444,799	$132,622,941	—	$470,067,740

(1)  All common stocks are classified under Level 1.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2014. The Portfolio of Investments provides further information on major security types.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

the Statements of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended December 31, 2014 the proceeds from forward foreign currency contracts opened for the Fund were $70,361,413 and the contracts closed or settled was $14,252,000.

At December 31, 2014 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2014	Unrealized Appreciation
Euro	761,035	1/8/15	$920,852	$79,148
Euro	257,874	1/8/15	312,028	38,325
Euro	744,048	2/23/15	900,298	99,702
Euro	3,954,000	3/23/15	4,784,340	715,674
Euro	1,154,000	3/23/15	1,396,340	193,255
Euro	854,000	3/23/15	1,033,340	137,998
Euro	5,857,000	3/23/15	7,086,970	1,035,928
Euro	2,011,000	5/11/15	2,433,310	366,163
Euro	37,000	5/11/15	44,770	6,485
Euro	2,198,000	5/11/15	2,659,580	339,052
Euro	138,000	5/11/15	166,980	21,143
Euro	32,000	5/11/15	38,720	4,669
Euro	118,000	5/11/15	142,780	17,348
Euro	40,000	5/11/15	48,400	6,190
Euro	4,011,000	5/11/15	4,853,310	646,854
Euro	1,920,000	5/11/15	2,323,200	302,784
Euro	317,000	5/11/15	383,570	48,812
Euro	11,880,000	6/17/15	14,374,800	1,640,509
Euro	6,696,000	6/17/15	8,102,160	900,277
Euro	746,000	6/17/15	902,660	96,995
Euro	933,000	6/17/15	1,128,930	112,762
Euro	1,055,000	6/17/15	1,276,550	90,213
Euro	1,813,000	9/16/15	2,193,730	106,840
British Pound	1,876,877	1/8/15	2,925,113	74,887
British Pound	185,998	1/8/15	289,878	15,144
British Pound	1,047,000	3/23/15	1,631,750	127,284
British Pound	177,000	3/23/15	275,855	23,670
British Pound	90,000	3/23/15	140,265	9,673
British Pound	81,000	3/23/15	126,239	9,024

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2014	Unrealized Appreciation
British Pound	1,055,000	3/23/15	$1,644,218	$154,980
British Pound	97,000	3/23/15	151,175	11,977
British Pound	597,000	3/23/15	930,425	69,980
British Pound	48,000	3/23/15	74,808	5,114
British Pound	1,200,000	3/23/15	1,870,200	127,968
British Pound	95,000	3/23/15	148,058	9,114
			$67,715,602	$7,645,941

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2014:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Financial Instruments Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$124,977,000	$124,977,000	**	—	—
Barclays Capital:
Forward foreign currency contracts receivable	$7,645,941	—		$7,645,941	$7,645,941

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $127,477,150 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA INTERNATIONAL VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), as of December 31, 2014, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA International Value Fund as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 17, 2015

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 11, 2014, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2015, on the recommendation of the Independent Trustees, who met in executive session on August 11, 2014 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011, Victor Liu, who joined the Adviser in 2013, and Jason Dempsey, who joined the Adviser in 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper, regarding the Fund's performance relative to a peer group of international multi-cap core funds selected by Lipper (the "Peer Group"). The Board and the Independent Trustees noted the Fund's investment performance when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser had extended its waiver of a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio, although the Fund's current expense ratio is below that limit. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked near the average of those of the Peer Group. The Board and the Independent Trustees noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee and considered the amounts paid to the Adviser under the Financial Services Agreement for providing administrative and other services to the Fund. The Board and the Independent Trustees also considered the fees charged by the Adviser for advising institutional accounts and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including the Financial Services Agreement. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

provision of investment advisory and financial services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Trustees discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. They noted that the Adviser did not start to earn a profit with respect to the Fund until 2013. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in the two analysts, traders and other investment personnel who assist with the management of the Fund, in new compliance, operations, and administrative personnel, in information technology and portfolio accounting and trading systems, and in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of a highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current advisory and financial services fee rates are reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2015.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2014 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2014	$1,000.00	$1,000.00
Ending Account Value December 31, 2014	$881.83	$1,018.57
Expenses Paid During Period*	$5.98	$6.43

*  Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period and prorated for the six months ended December 31, 2014 (184/365 days).

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (74)*	Trustee and Chairman† Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (77)*	Trustee† Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (70)*	Trustee† Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)	Trustee† Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (71)*	Trustee† Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick – (51)	Trustee† Years Served: 3	Managing Partner of the Adviser.	2
Pierre O. Py – (38)	President Years Served: 3	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
J. Richard Atwood – (54)	Treasurer Years Served: 3	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Sherry Sasaki – (60)	Secretary Years Served: 3	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                                                         Principal Accountant Fees and Services.

	2013	2014
(a) Audit Fees	$26,000	$26,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$8,160	$8,160
(d) All Other Fees	-0-	-0-

(e)(1)                 Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a successor statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                 Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)                                 Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                                                         Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                                                         Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                                                         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                                                  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)                Code of ethics as applies to the registrant’s senior executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)                Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, President
(Principal Executive Officer)

Date:  March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, President
(Principal Executive Officer)

Date:  March 2, 2015

By:	/s/ E. LAKE SETZLER III
E. Lake Setzler III, Treasurer
(Principal Financial Officer)

Date:  March 2, 2015